EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond Silcock, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q of Neptune Wellness Solutions Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 21, 2023

/s/ Raymond Silcock
Raymond Silcock Chief Financial Officer Neptune Wellness Solutions Inc. (Principal Financial and Accounting Officer)